UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2018

Date of reporting period:  August 31, 2017

Item 1. Reports to Stockholders.

Classic Value Investing

PZENA MID CAP VALUE FUND
Investor Class PZVMX
Institutional Class PZIMX

PZENA EMERGING MARKETS VALUE FUND
Investor Class PZVEX
Institutional Class PZIEX

PZENA LONG/SHORT VALUE FUND
Investor Class PZVLX
Institutional Class PZILX

PZENA SMALL CAP VALUE FUND
Investor Class PZVSX
Institutional Class PZISX

1-844-PZN-1996 (1-844-796-1996) • www.pzenafunds.com

Table of Contents

Letter to Shareholders	1

Pzena Funds Commentary
Pzena Mid Cap Value Fund	2
Pzena Emerging Markets Value Fund	4
Pzena Long/Short Value Fund	6
Pzena Small Cap Value Fund	8

Pzena Mid Cap Value Fund
Portfolio Allocation	10
Schedule of Investments	11

Pzena Emerging Markets Value Fund
Portfolio Allocation	12
Schedule of Investments	13
Portfolio Diversification	15

Pzena Long/Short Value Fund
Portfolio Allocation	16
Schedule of Investments	17
Schedule of Securities Sold Short	19

Pzena Small Cap Value Fund
Portfolio Allocation	21
Schedule of Investments	22

Statements of Assets and Liabilities	24

Statements of Operations	25

Statements of Changes in Net Assets
Pzena Mid Cap Value Fund	26
Pzena Emerging Markets Value Fund	27
Pzena Long/Short Value Fund	28
Pzena Small Cap Value Fund	29

Statement of Cash Flows – Pzena Long/Short Value Fund	30

Financial Highlights
Pzena Mid Cap Value Fund	31
Pzena Emerging Markets Value Fund	33
Pzena Long/Short Value Fund	35
Pzena Small Cap Value Fund	37

Notes to Financial Statements	39

Expense Example	50

Notice to Shareholders	52

Privacy Notice	53

Dear Shareholder:

Equities broadly continued to move higher but the strong value run of 2016 stalled in early 2017 as market leadership shifted to growth.  A narrow range of tech stocks — the FAANGs (Facebook, Amazon, Apple, Netflix and Google) in the U.S. and Alibaba and Tencent in China — lead the pack in those regions.  Given this abrupt shift, it leaves one wondering whether the environment is conducive to a resumption of value outperformance. But the strong returns this year, particularly in overseas markets, is leading investors to also ask “Is there anything to like in an expensive market?”

Over our 21 years in business, we have never tried to time the market, so we spend little time thinking about absolute levels of the world’s stock markets, and no time making market forecasts.  While we understand concerns about financial markets that, by and large, are near record levels, and valuations that are elevated by many measures, we remain sanguine about the valuation of the deep value opportunity set.  We believe deep value can offer attractive investment opportunities and a competitive expected return to that of other investment alternatives.

We believe three criteria typically set up the opportunity for extended value outperformance:

•	Uncertainty, either broad-based or company-specific, which creates
•	Wide valuation spreads between companies punished for these uncertainties and those favored by investors, then
•	A dissipation of uncertainties that leads to the re-rating of value stocks.

There are many such cases of uncertainty around the world.  Whether it be major U.S. banks that are just regaining the confidence of investors a decade after the global financial crisis, European industrials whose valuations have been punished by a painfully slow economic recovery, Japanese companies put in the penalty box for a generation of low shareholder returns, or emerging market businesses cheap for their own specific reasons, there is a long list of companies suffering from uncertainty.

Yet when we look around the world, we see reasons for optimism.  Banks in the U.S. received their best report card since the financial crisis.  European order books are filling and profits are inflecting higher.  Companies around the world have undertaken extensive self-help measures creating the opportunity for accelerated profit recovery with even modest top-line support.  And green shoots are appearing in unexpected places — corporate actions are unlocking value in Korean chaebols, Chinese state owned enterprises have initiated dividends, and Japanese managements have renewed focus on corporate governance and shareholder returns.  A clear-eyed view of the landscape shows a broad picture of opportunity.

A Good Environment for Value

There are many factors contributing to the opportunities in value stocks today beyond favorable valuations and improving fundamentals.  Companies have demonstrated an ability to adjust their cost structures and implement self-help measures to improve current returns and set themselves up for potential significant incremental earnings as top-line growth re-emerges.  There are also many idiosyncratic opportunities driven by factors outside of general economic conditions (the U.S. pharmaceutical supply chains come to mind).  None of these drivers are dependent on the prospects for reduced regulation, infrastructure investments and lower taxes in the U.S. which helped drive sentiment in late 2016, but are becoming more doubtful of late.  Any government-led stimulus is additional upside but not a requirement for value stocks to potentially resume leadership.  Of course, there are still uncertainties that can derail continued recovery, but barring such extraordinary events, there is ample evidence that conditions may provide a favorable environment for the value investor.

Best regards,

Pzena Investment Management, LLC

Past performance does not guarantee future results.

Growth stocks typically are more volatile than value stocks; however, value stocks generally have a lower expected growth rate in earnings and sales.

Earnings growth is not representative of the fund’s future performance.

Pzena Mid Cap Value Fund
Commentary
August 2017

Average Annual Total Returns for the Semi-Annual Fiscal Period Ended August 31, 2017

	Three	Six	One	Since Inception
	Months(1)	Months(1)	Year	(3/31/2014)
Pzena Mid Cap Value Fund – Investor Class (PZVMX)	0.00%	-2.61%	16.25%	7.48%
Pzena Mid Cap Value Fund – Institutional Class (PZIMX)	0.00%	-2.44%	16.61%	7.80%
Russell Midcap® Value Index	0.91%	0.06%	10.82%	8.05%

(1)	Not annualized.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996). The Fund imposes a 1.00% redemption fee on shares held 30 days or less. Performance does not reflect the redemption fee and, if it had, returns would have been lower.

PZVMX Expense Ratio – Gross: 6.91%
PZVMX Expense Ratio – Net: 1.36%*

PZIMX Expense Ratio – Gross: 6.65%
PZIMX Expense Ratio – Net: 1.01%*
(Expense ratios shown are as of the Fund’s registration statement dated June 28, 2017)

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2018.

The value rally that began in the middle of last year took a considerable pause in 2017 as growth stocks in the U.S. and around the world broadly outperformed value stocks, and mid cap value stocks were not immune to these broad forces. For the six-month fiscal period ended August 31, 2017, the Russell Midcap Growth Index returned 7.3% compared to just 0.1 % for the Russell Midcap Value Index. In this environment, our Fund trailed both the broader market and the Russell Midcap Value Index.

Energy proved to be the Fund’s weakest sector as our positions were affected by the challenged oil markets, which has had a myriad of negative headlines, most notably rising U.S. shale production and investors’ increased skepticism in the effectiveness of OPEC (Organization of the Petroleum Exporting Countries) cuts. Cenovus Energy Inc. (“Cenovus”) was the worst performer during this period as the company’s planned buyout of ConocoPhillips’ 50% stake in their oil sands joint venture increased leverage on the balance sheet. Investors were concerned that the weak oil price environment would hinder the company’s ability to de-lever through planned asset sales.

Health care was another area of weakness, led by Mylan N.V. (“Mylan”), the major generic drug producer. The company recently reported results that were slightly below consensus estimates and management lowered 2017 and 2018 guidance reflecting pricing pressure on legacy generic drugs and delays on new generic drugs. The Fund’s other health care name, Cardinal Health, Inc., one of three major participants in drug distribution, was also a detractor and fears of increased competition and generic drug price deflation weighted on the stock. We took advantage of the weakness in both names to add to our positions.

The Fund’s holdings in producer durables added the most value, highlighted by Terex Corporation (“Terex”). The maker of aerial work platforms, cranes, and other construction-related equipment, continues to execute on their restructuring plans while simultaneously buying back stock. In addition, there are early signs that end market demand for cranes may be improving. We trimmed our position on strength but continue to maintain a meaningful position in the Fund. Apollo Global Management, LLC, the alternative asset manager, was also a large individual contributor and the stock benefited from good investment performance coupled with strong fundraising results.

During the period we added two new names to the Fund, Ryder Systems, Inc. (“Ryder”), the leading provider of commercial vehicle fleet management and supply chain solutions, and Hanover Insurance Group (“Hanover”), a small and middle market P&C (property and casualty) insurer. Ryder’s stock has come under pressure due to near-term headwinds in the commercial rental business due to soft demand and weak pricing, however its longer term positioning looks very solid. Increasing regulation and the cost and complexity of managing a commercial fleet should drive an increasing trend towards outsourcing from which Ryder stands to benefit. For Hanover, recent challenges in two of their lines, commercial auto and multi-peril and increased reserve charges have weighed on the stock.  We believe the underwriting issues are temporary and the company has a meaningful opportunity to increase market share with brokers over time.

Pzena Mid Cap Value Fund
Commentary (Continued)
August 2017

We also added to our positions in Avnet, Inc. and Hewlett Packard Enterprise Company on weakness. On the sell side, we exited Parker-Hannifin Corporation and the remainder of our position in Dana Incorporated as their stocks approached fair value. We also trimmed our holdings in ON Semiconductor Corporation and The Allstate Corporation on higher valuations.

The Fund’s top three sector exposures remain financials, producer durables, and technology while we continue have no exposure in consumer staples due to the dearth of attractive, inexpensive opportunities. We are also meaningfully underweight in materials and utilities again due to the limited opportunities we see in these sectors.

Past performance does not guarantee future results.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in mid-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies.  Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods.  These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Mid Cap Fund may underperform other funds that use different investing styles. Investments in real estate investment trusts are subject to the risks associated with the direct ownership of real estate.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time.  Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The Russell Midcap® Value Index is an unmanaged index that measures the performance of those Russell Mid Cap® companies with lower price-to-book ratios and lower forecasted growth rates. The index cannot be invested in directly. The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Mid Cap® companies with higher price-to-book ratios and higher forecasted growth rates. The index cannot be invested in directly.

Pzena Emerging Markets Value Fund
Commentary
August 2017

Average Annual Total Returns for the Semi-Annual Fiscal Period Ended August 31, 2017

	Three	Six	One	Since Inception
	Months(1)	Months(1)	Year	(3/31/2014)
Pzena Emerging Markets Value Fund – Investor Class (PZVEX)	7.50%	14.98%	28.98%	3.44%
Pzena Emerging Markets Value Fund – Institutional Class (PZIEX)	7.59%	15.08%	29.29%	3.72%
MSCI Emerging Markets Index	9.42%	18.02%	24.53%	5.28%

(1)	Not annualized.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996). The Fund imposes a 1.00% redemption fee on shares held 60 days or less. Performance does not reflect the redemption fee and, if it had, returns would have been lower.

PZVEX Expense Ratio – Gross: 3.20%
PZVEX Expense Ratio – Net: 1.61%*

PZIEX Expense Ratio – Gross: 2.89%
PZIEX Expense Ratio – Net: 1.26%*
(Expense ratios shown are as of the Fund’s registration statement dated June 28, 2017)

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2018.

For the six-month fiscal period ended August 31, 2017, emerging market equities continued to show strength with the MSCI Emerging Markets Index returning 18.02% in U.S. dollars. All sectors were in the black as information technology and real estate logged +25% gains, while health care lagged with a return in the low single digits. Geographically, the strongest performance came from Greece, Hungary, and Turkey, and the only two countries in the red were Pakistan and Qatar. The period saw growth significantly outperform value, with the MSCI Emerging Markets Growth Index sharply beating its value counterpart by more than 10%.

The Fund underperformed these past six months primarily due to our information technology and Chinese holdings. In China, our tech holdings lagged high-growth darlings such as Alibaba Group Holding Ltd. and Tencent Holdings Ltd. Among individual names, our strongest detractors were our holdings in the Russian oil companies Rosneft Oil Co. and PJSC Gazprom, and Chinese technology equipment manufacturer, Lenovo Group Limited (“Lenovo”). Our Russian oil names were weak as they gave up some of their strength from last year driven by challenging oil prices, Russian economic weakness, and risk of new sanctions. Lenovo continued to be weak in spite of strong PC business performance as it is trying to restructure its money losing mobile and server businesses.

On the positive side, the UK-listed, Chilean copper mining firm, Antofagasta, was strong due to a combination of earnings beat and higher copper prices. The world’s largest electronics contract manufacturer, Hon Hai Precision Industry Co., Ltd., performed well on earnings and investor optimism over the upcoming product cycle at Apple, their largest customer. Overall, the Fund benefitted from good performance in financials and materials, and by country, our Brazilian and Korean holdings.

During the past six months we were able to add exposure to the autos sector, by reentering Grand Baoxin Auto Limited (“Baoxin”) and purchasing Hyundai Motor Company (“Hyundai”). We exited Baoxin last year, when Baoxin’s operations were acquired at a premium by China Grand Auto. Subsequent to that event the stock underperformed peers, and we believe the stock is trading at an unjustified discount to our estimate of normalized earnings. Shares of the Korean automotive company, Hyundai, have been depressed due to sluggish U.S. and China sales in combination with unexpected one-off costs. We believe rising emerging markets demand along with the new upcoming models should help improve its results going forward. In addition, we added to our position in China Mobile Limited on relative weakness, exited auto dealer China Zhengtong Auto Services Holdings Limited and trimmed coal producer China Shenhua Energy Company Limited.

The Fund’s largest exposures continue to be in financials, information technology and materials, and its smallest weights are in real estate (zero exposure), health care, and consumer staples. On a regional basis, we are most exposed to North Asia, though our biggest relative exposure is to Europe.

Pzena Emerging Markets Value Fund
Commentary (Continued)
August 2017

Past performance does not guarantee future results.  Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods.  These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The Fund may invest in participation notes which are a type of equity linked derivative and involve counterparty risk and risk that the performance of the security may not exactly match the performance of the issuer. Investments in real estate investment trusts are subject to the risks associated with the direct ownership of real estate.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time.  Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, and provides equity returns including dividends net of withholding tax rates as calculated by MSCI.  The index cannot be invested in directly.

Pzena Long/Short Value Fund
Commentary
August 2017

Average Annual Total Returns for the Semi-Annual Fiscal Period Ended August 31, 2017

	Three	Six	One	Since Inception
	Months(1)	Months(1)	Year	(3/31/2014)
Pzena Long/Short Value Fund – Investor Class (PZVLX)	0.10%	-3.61%	9.26%	2.30%
Pzena Long/Short Value Fund – Institutional Class (PZILX)	0.10%	-3.48%	9.63%	2.59%
Russell 1000® Index	3.01%	5.50%	16.16%	10.40%
BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index	0.24%	0.38%	0.56%	0.22%
50% Russell 1000® Index/50% BofA Merrill Lynch
0-3 Month U.S. Treasury Bill Index	1.62%	2.92%	8.14%	5.32%

(1)	Not annualized.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996). The Fund imposes a 1.00% redemption fee on shares held 60 days or less. Performance does not reflect the redemption fee and, if it had, returns would have been lower.

PZVLX Expense Ratio – Gross: 9.63%
PZVLX Expense Ratio – Net: 2.88%*

PZILX Expense Ratio – Gross: 9.28%
PZILX Expense Ratio – Net: 2.53%*
(Expense ratios shown are as of the Fund’s registration statement dated June 28, 2017)

*
Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses, interest expense, taxes, dividends on securities sold short and extraordinary expenses through at least June 27, 2018.

As U.S. equity markets moved higher over the six-month fiscal period ended August 31, 2017, investor interest remained narrow, mostly concentrated on growth names, and large cap over small cap. The Russell 1000® Index was driven higher by technology and health care names, somewhat offset by energy.

Both our long book and our short book detracted from Fund returns these past six months. Omnicom was the Fund’s largest individual detractor on the long side, dragging down our long consumer discretionary book. The leading global marketing communications company delivered a solid 2Q2017 earnings report, but investors continued to worry about the threat of structural changes in the industry. The company’s low valuation and industry leadership position keep it a core holding as it works through this period of uncertainty in investors’ minds. Our short consumer discretionary positions also detracted, led by casino names Wynn Resorts and MGM Resorts. Another notable detractor in the short book was health care. A large part of the underperformance was due to our biotech holdings, which rose in price as sentiments surrounding drug pricing improved. Financials positioning also detracted, most notably in the long portfolio; earlier in the year financials declined as interest rates pulled back on concerns that the stimulus packages promised by the Trump team would be more difficult to enact than was previously thought. Overall energy exposure was a positive contributor as short book holdings of mostly expensive E&P (exploration and production) companies with exposure to U.S. shale production more than offset weak performance from our long holdings of more defensive integrated oil majors. The oil prices environment was weak on continued production strength in the U.S.

Overall, our long book remains exposed to sectors whose earnings are depressed and expectations are low: financials, health care, technology, and consumer discretionary. Our short book is exposed to stocks with rich valuations across sectors like the biotech stocks in health care; some of the new technology stocks in IT; and some industrial companies that have enjoyed significantly higher margins than their history.

Pzena Long/Short Value Fund
Commentary (Continued)
August 2017

Past performance does not guarantee future results.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested in these securities. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Long/Short Fund may underperform other funds that use different investing styles. Investments in real estate investment trusts are subject to the risks associated with the direct ownership of real estate.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time.  Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The Russell 1000® Index is an unmanaged index and is a subset of the Russell 3000® Index; it measures the performance of approximately 1000 of the largest securities based on a combination of their market cap and current index membership.  The index cannot be invested in directly.

The Bank of America Merrill Lynch 0- 3 month U.S. Treasury Bill Index measures the performance of short-term U.S. Government securities with a remaining term to final maturity of less than three months.  The index cannot be invested in directly.

The blended index represents a 50% weighting of the Russell 1000® Index, and a 50% weighting of the Bank of America Merrill Lynch 0-3 month U.S. Treasury Bill Index, both described above.

Pzena Small Cap Value Fund
Commentary
August 2017

Average Annual Total Returns for the Semi-Annual Fiscal Period Ended August 31, 2017

	Three	Six	One	Since Inception
	Months(1)	Months(1)	Year	(3/31/2014)
Pzena Small Cap Value Fund – Investor Class (PZVSX)	0.27%	-5.60%	12.45%	9.52%
Pzena Small Cap Value Fund – Institutional Class (PZISX)	0.35%	-5.42%	12.84%	9.88%
Russell 2000® Value Index	1.59%	-2.02%	13.47%	16.87%

(1)	Not annualized.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996). The Fund imposes a 1.00% redemption fee on shares held 30 days or less. Performance does not reflect the redemption fee and, if it had, returns would have been lower.

PZVSX Expense Ratio – Gross: 4.97%
PZVSX Expense Ratio – Net: 1.56%*

PZISX Expense Ratio – Gross: 4.32%
PZISX Expense Ratio – Net: 1.21%*
(Expense ratios shown are as of the Fund’s registration statement dated June 28, 2017)

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2018.

U.S. equities were mixed for the six-month fiscal period ended August 31, 2017, with growth outperforming value and large cap outperforming small cap. The Fund underperformed the Russell 2000® Value Index. The energy, financial, and materials & processing sectors dragged down the returns of the index. The Fund’s relative performance was driven by our selection of stocks in the financials, materials, and producer durables sectors.

Essendant Inc., Owens & Minor, and Hope Bancorp were the top three detractors during the period. Essendant, a distributor of office, janitorial, and industrial supplies, was the largest detractor. The stock traded down due to the unexpected departure of their president and CEO, and the mix shift that has occurred, which has contributed to a bigger margin decline versus expectations and relative to the company’s history. Nevertheless, the company remains well positioned as a leader in its industry and so we have maintained our position. Owens & Minor, healthcare distributor, reported a messy quarter as it has yet to fully adjust its cost structure to offset a large customer loss from last year. Financials overall detracted from performance, led by Hope Bancorp and Aspen Insurance Holdings.

Triple-S Management, the Puerto Rico-based managed care provider, was the largest individual contributor. Triple-S was higher after posting improved earnings and announcing the repricing of its Medicare plan on the island. Terex Corp. also contributed to the portfolio as it continued to do a good job reducing costs and growing earnings, while at the same time buying back stock, and may now see positive signs around improving end markets. Dana Inc., the auto part supplier, benefited from continued share gains of light trucks and SUVs relative to other cars given their higher content per vehicle.

We initiated positions in kiosk and ATM manufacturer Diebold, car rental company Avis Budget, and Hanover Insurance, a small and middle market P&C insurer. We sold Dana and Endurance as they reached our estimate of fair value. Fund positioning is weighted toward economically sensitive companies and is less exposed to perceived ‘safe’ names at stretched valuations. Our largest weightings are in financials, producer durables, and technology, as we see attractive opportunities in those sectors. Overall, we see attractive valuation spreads and continue to find what we believe to be compelling investment opportunities.

Pzena Small Cap Value Fund
Commentary (Continued)
August 2017

Past performance does not guarantee future results.  Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in small-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods.  These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Small Cap Value Fund may underperform other funds that use different investing styles. Investments in real estate investment trusts are subject to the risks associated with the direct ownership of real estate.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time.  Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Pzena Mid Cap Value Fund
Portfolio Allocation
August 31, 2017 (Unaudited)

The portfolio’s holdings and allocations are subject to change.  The percentages are of total investments as of August 31, 2017.

Pzena Mid Cap Value Fund
Schedule of Investments
August 31, 2017 (Unaudited)

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 94.00%
Consumer Discretionary – 11.10%
Hilton Worldwide Holdings, Inc.	1,921	$123,578	2.14%
Interpublic Group of Cos., Inc.	5,625	113,288	1.96%
News Corp.	8,361	111,787	1.94%
Omnicom Group, Inc.	2,274	164,592	2.84%
Staples, Inc.	12,551	128,208	2.22%
		641,453	11.10%

Energy – 6.68%
Cenovus Energy, Inc. (b)	15,002	117,316	2.03%
Murphy Oil Corp.	5,456	123,633	2.14%
Superior Energy
Services, Inc. (a)	5,150	42,436	0.73%
TechnipFMC PLC (a) (b)	3,975	102,674	1.78%
		386,059	6.68%

Financial Services – 34.20%
Allstate Corp.	1,561	141,271	2.45%
Apollo Global
Management LLC – Class A	4,994	147,473	2.55%
Axis Capital Holdings, Ltd. (b)	2,644	159,275	2.76%
Comerica, Inc.	1,718	117,254	2.03%
Franklin Resources, Inc.	3,359	145,210	2.51%
Hanover Insurance Group, Inc.	575	56,454	0.98%
Invesco, Ltd. (b)	4,225	138,496	2.40%
KeyCorp	9,291	159,898	2.77%
KKR & Co., LP	8,200	155,882	2.70%
Regions Financial Corp.	12,404	175,019	3.03%
Torchmark Corp.	713	54,880	0.95%
Validus Holdings, Ltd. (b)	1,997	100,150	1.73%
Voya Financial, Inc.	6,180	236,260	4.09%
Webster Financial Corp.	600	28,008	0.48%
Willis Towers Watson PLC (b)	1,079	160,198	2.77%
		1,975,728	34.20%

Health Care – 6.59%
Cardinal Health, Inc.	2,578	173,912	3.01%
Mylan N.V. (a) (b)	6,570	206,823	3.58%
		380,735	6.59%

Materials & Processing – 2.58%
JELD-WEN Holding, Inc. (a)	4,883	149,029	2.58%

Producer Durables – 15.15%
AECOM Technology Corp. (a)	3,311	110,919	1.92%
Dover Corp.	2,423	205,663	3.56%
Genpact, Ltd. (b)	4,500	128,025	2.22%
KBR, Inc.	7,744	125,995	2.18%
Ryder System, Inc.	1,631	126,566	2.19%
Terex Corp.	4,622	178,178	3.08%
		875,346	15.15%

Technology – 14.82%
Avnet, Inc.	7,472	288,195	4.99%
Flextronics
International, Ltd. (a) (b)	6,925	112,670	1.95%
Hewlett Packard Enterprise Co.	11,949	215,799	3.74%
HP, Inc.	6,132	116,999	2.02%
ON Semiconductor Corp. (a)	5,305	90,609	1.57%
Seagate Technology PLC (b)	1,000	31,530	0.55%
		855,802	14.82%

Utilities – 2.88%
Edison International	2,075	166,374	2.88%
Total Common Stocks
(Cost $4,979,242)		5,430,526	94.00%

REITs – 2.56%
Financial Services – 2.56%
Lamar Advertising Co.	2,218	147,630	2.56%
Total REITs (Cost $129,493)		147,630	2.56%

SHORT-TERM INVESTMENTS – 3.20%
Money Market Fund – 3.20%
Fidelity Institutional Money
Market Funds – Government
Portfolio – Class I, 0.89% (c)	184,606	184,606	3.20%
Total Short-Term Investments
(Cost $184,606)		184,606	3.20%
Total Investments
(Cost $5,293,341) – 99.76%		5,762,762	99.76%
Other Assets in Excess
of Liabilities – 0.24%		14,058	0.24%
TOTAL NET ASSETS – 100.00%		$5,776,820	100.00%

Percentages are stated as a percent of net assets.

REIT	Real Estate Investment Trust
PLC	Public Limited Company
(a)	Non-Income Producing Security.
(b)	Foreign Issued Security.
(c)	The rate listed is the fund’s 7-day yield as of August 31, 2017.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Portfolio Allocation
August 31, 2017 (Unaudited)

The portfolio’s holdings and allocations are subject to change.  The percentages are of total investments as of August 31, 2017.

Pzena Emerging Markets Value Fund
Schedule of Investments
August 31, 2017 (Unaudited)

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 95.38%
Brazil – 5.78%
Cia de Saneamento Basico
do Estrado de San Paulo	73,870	$752,581	1.82%
Petroleo Brasileiro S.A. (a)	48,500	211,851	0.51%
Randon SA Implementos
e Participacoes	253,616	507,578	1.23%
Telefonica Brasil S.A. – ADR	39,905	614,537	1.49%
Usinas Siderurgicas
de Minas Gerais S.A. (a)	137,700	299,647	0.73%
		2,386,194	5.78%

Cayman Islands – 2.29%
Baidu, Inc. – ADR (a)	4,135	942,987	2.29%

China – 13.44%
China Agri-Industries
Holdings, Ltd.	1,623,000	759,056	1.84%
China Construction
Bank Corp.	460,000	403,233	0.98%
China Dongxiang Group Co.	2,116,000	378,545	0.92%
China Mobile, Ltd.	146,000	1,548,478	3.75%
China Shenhua
Energy Co., Ltd.	146,000	375,926	0.91%
China Shineway
Pharmaceutical Group, Ltd.	192,000	175,175	0.42%
Dah Chong Hong
Holdings, Ltd.	413,000	205,293	0.50%
Dongfeng Motor
Group Co., Ltd.	604,000	784,160	1.90%
Lenovo Group, Ltd.	1,676,000	916,625	2.22%
		5,546,491	13.44%

Greece – 0.96%
Alpha Bank AE (a)	82,998	210,454	0.51%
National Bank
of Greece S.A. (a)	458,552	186,146	0.45%
		396,600	0.96%

Hong Kong – 6.90%
China Resources Power
Holdings Co., Ltd.	520,000	954,183	2.31%
Grand Baoxin
Auto Group, Ltd. (a)	1,234,000	597,625	1.45%
Pacific Basin
Shipping, Ltd. (a)	3,629,000	825,431	2.00%
Stella International
Holdings, Ltd.	110,000	194,818	0.47%
Texwinca Holdings, Ltd.	480,000	276,012	0.67%
		2,848,069	6.90%

Hungary – 2.02%
Magyar Telekom
Telecommunications PLC	93,333	177,351	0.43%
OTP Bank PLC	16,137	656,314	1.59%
		833,665	2.02%

India – 5.13%
Reliance Industries,
Ltd. – ADR (b)	20,209	1,008,138	2.44%
State Bank of India – GDR	25,556	1,109,888	2.69%
		2,118,026	5.13%

Indonesia – 0.50%
Bank Danamon
Indonesia Tbk PT	503,800	205,794	0.50%

Malaysia – 1.44%
Genting Malaysia Berhad	430,800	592,155	1.44%

Poland – 1.23%
Cyfrowy Polsat S.A.	67,797	509,337	1.23%

Republic of Korea – 18.94%
Dongbu Insurance Co., Ltd.	11,710	780,944	1.89%
Hana Financial Group, Inc.	18,467	802,486	1.95%
Hyundai Construction
Equipment Co., Ltd. (a)	270	80,334	0.19%
Hyundai Electric & Energy
Systems Co., Ltd. (a)	279	67,177	0.16%
Hyundai Heavy
Industries Co., Inc. (a)	5,978	787,276	1.91%
Hyundai Motor Co.	3,066	382,026	0.93%
Hyundai Robotics Co., Ltd. (a)	908	356,726	0.86%
KB Financial Group, Inc.	12,270	602,836	1.46%
LG Electronics, Inc.	8,989	649,702	1.57%
POSCO	5,114	1,557,874	3.78%
Samsung Electronics Co., Ltd.	516	1,059,823	2.57%
Samsung Electronics
Co., Ltd. – GDR	83	85,407	0.21%
Shinhan Financial
Group Co., Ltd.	12,650	583,363	1.41%
Shinhan Financial
Group Co., Ltd. – ADR (a)	450	20,799	0.05%
		7,816,773	18.94%

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Schedule of Investments (Continued)
August 31, 2017 (Unaudited)

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 95.38% (Continued)
Russian Federation – 7.80%
Gazprom PAO – ADR	62,234	$248,314	0.60%
LUKOIL PJSC – ADR	21,320	1,071,605	2.60%
MMC Norilsk
Nickel PJSC – ADR	53,263	892,244	2.16%
Rosneft Oil Co. PJSC – GDR	193,602	1,007,073	2.44%
		3,219,236	7.80%

Singapore – 1.75%
Wilmar International, Ltd.	295,000	722,298	1.75%

South Africa – 2.94%
Reunert, Ltd.	113,689	607,390	1.47%
Sasol	20,036	603,571	1.47%
		1,210,961	2.94%

Taiwan – 8.44%
Compal Electronics, Inc.	1,530,000	1,100,136	2.67%
Hon Hai Precision
Industry Co., Ltd.	238,165	927,280	2.25%
Taiwan Semiconductor
Manufacturing Co., Ltd.	197,000	1,413,251	3.42%
Taiwan Semiconductor
Manufacturing
Co., Ltd. – ADR	1,125	41,591	0.10%
		3,482,258	8.44%

Thailand – 2.48%
Bangkok Bank Public
Co., Ltd. – NVDR	184,100	1,022,932	2.48%

Turkey – 2.04%
Akbank T.A.S.	281,251	842,059	2.04%

United Arab Emirates – 1.32%
Union National Bank PJSC	472,336	543,979	1.32%

United Kingdom – 5.81%
Antofagasta PLC	105,884	1,417,099	3.44%
Standard Chartered PLC (a)	98,298	978,735	2.37%
		2,395,834	5.81%

United States – 4.17%
Cognizant Technology
Solutions Corp. – Class A	13,870	981,580	2.38%
Flextronics
International, Ltd. (a)	21,820	355,012	0.86%
Genpact, Ltd.	13,565	385,924	0.93%
		1,722,516	4.17%
Total Common Stocks
(Cost $34,279,116)		39,358,164	95.38%

SHORT-TERM INVESTMENTS – 4.54%
Money Market Fund – 4.54%
Fidelity Institutional
Money Market Funds –
Government Portfolio –
Class I, 0.89% (c)	1,872,421	1,872,421	4.54%
Total Short-Term Investments
(Cost $1,872,421)		1,872,421	4.54%
Total Investments
(Cost $36,151,537) – 99.92%		41,230,585	99.92%
Other Assets in Excess
of Liabilities – 0.08%		31,360	0.08%
TOTAL NET ASSETS – 100.00%		$41,261,945	100.00%

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
GDR	Global Depository Receipt
NVDR	Non-voting Depository Receipt
PAO	Public Joint Stock Company
PJSC	Private Joint Stock Company
PLC	Public Limited Company
(a)	Non-Income Producing Security.
(b)
Rule 144a Security.  The Fund’s Advisor has deemed these securities to be liquid based upon procedures approved by the Board of Trustees.  As of August 31, 2017 the value of these investments as $1,008,138 or 2.44% of net assets.

(c)	The rate listed is the fund’s 7-day yield as of August 31, 2017.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Pzena Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Portfolio Diversification
August 31, 2017 (Unaudited)

	Fair	% of
	Value	Net Assets
COMMON STOCKS
Consumer Discretionary	$4,569,673	11.07%
Consumer Staples	1,481,354	3.59%
Energy	4,526,478	10.97%
Financials	8,949,961	21.69%
Health Care	175,175	0.42%
Industrials	2,875,187	6.97%
Information Technology	8,566,341	20.76%
Materials	4,166,865	10.10%
Telecommunication Services	2,340,366	5.67%
Utilities	1,706,764	4.14%
Total Common Stocks	39,358,164	95.38%
Total Short-Term Investments	1,872,421	4.54%
Total Investments	41,230,585	99.92%
Other Assets in Excess of Liabilities	31,360	0.08%
Total Net Assets	$41,261,945	100.00%

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Portfolio Allocation
August 31, 2017 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments on long securities as of August 31, 2017.

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments on short securities as of August 31, 2017.

Pzena Long/Short Value Fund
Schedule of Investments
August 31, 2017 (Unaudited)

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 102.54%
Consumer Discretionary – 12.97%
Ford Motor Co. (d)	7,856	$86,652	1.42%
H&R Block, Inc.	1,036	27,703	0.45%
Hilton Worldwide Holdings, Inc.	1,480	95,208	1.56%
Interpublic Group
of Cos., Inc. (d)	1,982	39,917	0.65%
News Corp. – Class A (d)	3,515	46,996	0.77%
Omnicom Group, Inc. (d)	2,872	207,875	3.41%
Staples, Inc. (d)	5,722	58,450	0.96%
Wal-Mart Stores, Inc. (d)	2,933	228,980	3.75%
		791,781	12.97%

Consumer Staples – 3.42%
CVS Health Corp. (d)	1,223	94,587	1.55%
Ingredion, Inc.	922	114,162	1.87%
		208,749	3.42%

Energy – 7.95%
BP PLC – ADR (d)	1,030	35,772	0.59%
Cenovus Energy, Inc. (b) (d)	2,826	22,099	0.36%
ConocoPhillips (d)	1,422	62,085	1.02%
ExxonMobil Corp. (d)	2,531	193,190	3.15%
Halliburton Co. (d)	1,199	46,725	0.77%
Murphy Oil Corp. (d)	2,233	50,600	0.83%
Royal Dutch Shell
PLC – ADR (d)	921	50,821	0.83%
Superior Energy
Services, Inc. (a) (d)	2,936	24,193	0.40%
		485,485	7.95%

Financial Services – 33.30%
Alleghany Corp. (a)	188	105,801	1.73%
Allstate Corp. (d)	1,235	111,768	1.83%
American International
Group, Inc. (d)	1,646	99,550	1.63%
Axis Capital Holdings,
Ltd. (b) (d)	2,481	149,454	2.45%
Bank of America Corp. (d)	5,494	131,252	2.15%
Brighthouse Financial, Inc. (a)	142	8,104	0.13%
Brown & Brown, Inc. (d)	2,109	94,821	1.55%
Capital One Financial Corp. (d)	1,387	110,419	1.81%
Chubb, Ltd. (b)	770	108,893	1.78%
Citigroup, Inc. (d)	2,197	149,461	2.45%
Franklin Resources, Inc. (d)	2,362	102,109	1.67%
Goldman Sachs Group, Inc. (d)	496	110,975	1.82%
JPMorgan Chase & Co. (d)	1,220	110,886	1.82%
Metlife, Inc. (d)	1,575	73,757	1.21%
Morgan Stanley (d)	2,532	115,206	1.89%
Old Republic International
Corp. (d)	4,023	76,799	1.26%
Regions Financial Corp. (d)	3,386	47,776	0.78%
State Street Corp. (d)	763	70,570	1.16%
UBS Group AG (b) (d)	1,947	32,009	0.52%
Validus Holdings, Ltd. (b) (d)	1,838	92,176	1.51%
Voya Financial, Inc. (d)	3,429	131,091	2.15%
		2,032,877	33.30%

Health Care – 20.52%
AbbVie, Inc. (d)	1,532	115,359	1.89%
AmerisourceBergen Corp. (d)	1,126	90,362	1.48%
Amgen, Inc. (d)	577	102,573	1.68%
Biogen, Inc. (a) (d)	251	79,457	1.30%
Cigna Corp. (d)	814	148,196	2.42%
DaVita, Inc. (a) (d)	1,471	86,142	1.41%
Express Scripts Holding Co. (a)	1,143	71,803	1.18%
Gilead Sciences, Inc. (d)	508	42,525	0.70%
McKesson Corp. (d)	700	104,517	1.71%
Mylan N.V. (a) (b)	3,319	104,482	1.71%
Pfizer, Inc. (d)	2,990	101,421	1.66%
Premier, Inc. – Class A (a) (d)	3,035	101,673	1.67%
Zimmer Biomet Holdings, Inc.	911	104,100	1.71%
		1,252,610	20.52%

Producer Durables – 7.69%
AECOM Technology
Corp. (a) (d)	1,469	49,212	0.81%
Dover Corp. (d)	1,179	100,074	1.64%
Genpact, Ltd. (b) (d)	4,029	114,625	1.88%
Terex Corp. (d)	3,080	118,734	1.94%
TransDigm Group, Inc.	178	46,397	0.76%
Zebra Technologies
Corp. – Class A (a)	391	40,308	0.66%
		469,350	7.69%

Technology – 15.09%
Amdocs, Ltd. (b) (d)	1,646	106,644	1.75%
Avnet, Inc. (d)	3,817	147,222	2.41%
Cognizant Technology
Solutions Corp. – Class A (d)	1,771	125,334	2.05%
F5 Networks, Inc. (a)	233	27,816	0.46%
Hewlett Packard
Enterprise Co. (d)	5,909	106,717	1.75%
Intel Corp. (d)	1,863	65,335	1.07%

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Schedule of Investments (Continued)
August 31, 2017 (Unaudited)

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 102.54% (Continued)
Technology – 15.09% (Continued)
ON Semiconductor Corp. (a) (d)	6,485	$110,764	1.81%
Oracle Corp. (d)	3,932	197,897	3.24%
Qorvo, Inc. (a)	460	33,681	0.55%
		921,410	15.09%

Utilities – 1.60%
Southern Co.	2,022	97,582	1.60%
Total Common Stocks
(Cost $5,805,399)		6,259,844	102.54%

REITs – 5.97%
Financial Services – 5.97%
Hospitality Properties Trust (d)	1,288	35,240	0.58%
Lamar Advertising Co. –
Class A (d)	2,597	172,856	2.83%
Omega Healthcare Investors, Inc.	3,209	102,271	1.68%
Park Hotels & Resorts, Inc. (d)	2,018	53,860	0.88%
Total REITs (Cost $346,692)		364,227	5.97%

SHORT-TERM INVESTMENTS – 4.42%
Money Market Fund – 4.42%
Fidelity Institutional
Money Market Funds –
Government Portfolio –
Class I, 0.89% (c)	270,122	270,122	4.42%
Total Short-Term Investments
(Cost $270,122)		270,122	4.42%
Total Investments
(Cost $6,422,213) – 112.93%		6,894,193	112.93%
Liabilities in Excess
of Other Assets – (12.93)%		(789,525)	(12.93)%
TOTAL NET ASSETS – 100.00%		$6,104,668	100.00%

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-Income Producing Security.
(b)	Foreign Issued Security.
(c)	The rate listed is the fund’s 7-day yield as of August 31, 2017.
(d)	All or a portion of the security has been pledged in connection with open short securities.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Schedule of Securities Sold Short
August 31, 2017 (Unaudited)

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 51.52%
Consumer Discretionary – 2.87%
Cable One, Inc.	41	$31,108	0.51%
Home Depot, Inc.	319	47,809	0.78%
Liberty Global PLC –
Class A (a) (b)	1,453	49,402	0.81%
MGM Resorts International	1,424	46,935	0.77%
		175,254	2.87%

Consumer Staples – 1.46%
Casey’s General Stores, Inc.	432	45,541	0.75%
Kraft Heinz Co.	537	43,363	0.71%
		88,904	1.46%

Energy – 8.91%
Cabot Oil & Gas Corp.	1,749	44,687	0.73%
Cheniere Energy, Inc. (a)	929	39,752	0.65%
Cimarex Energy Co.	487	48,549	0.80%
Concho Resources, Inc. (a)	332	36,842	0.60%
Core Laboratories N.V. (b)	470	41,445	0.68%
Devon Energy Corp.	1,367	42,924	0.70%
Diamondback Energy, Inc. (a)	499	45,304	0.74%
EOG Resources, Inc.	423	35,951	0.59%
Newfield Exploration Co. (a)	1,575	41,155	0.68%
Occidental Petroleum Corp.	738	44,058	0.72%
Parsley Energy, Inc. – Class A (a)	1,875	46,969	0.77%
Pioneer Natural Resources Co.	225	29,171	0.48%
RPC, Inc.	2,418	46,933	0.77%
		543,740	8.91%

Financial Services – 4.79%
Charles Schwab Corp.	1,089	43,451	0.71%
CoreLogic, Inc. (a)	650	30,531	0.50%
E*TRADE Financial Corp. (a)	1,285	52,698	0.86%
Erie Indemnity Co. – Class A	374	45,175	0.74%
Markel Corp. (a)	45	47,340	0.78%
MarketAxess Holdings, Inc.	215	41,484	0.68%
Zillow Group, Inc. – Class A (a)	796	31,776	0.52%
		292,455	4.79%

Health Care – 8.37%
ACADIA
Pharmaceuticals, Inc. (a)	1,601	57,012	0.93%
BioMarin Pharmaceutical, Inc. (a)	416	37,519	0.61%
Cantel Medical Corp.	511	41,519	0.68%
DexCom, Inc. (a)	651	48,571	0.80%
Incyte Corp. (a)	372	51,116	0.84%
Intercept Pharmaceuticals, Inc. (a)	373	43,496	0.71%
Ionis Pharmaceuticals, Inc. (a)	894	47,936	0.79%
Neurocrine Biosciences, Inc. (a)	878	49,695	0.81%
NuVasive, Inc. (a)	607	37,925	0.62%
Seattle Genetics, Inc. (a)	898	47,172	0.77%
STERIS PLC (b)	564	49,158	0.81%
		511,119	8.37%

Materials & Processing – 5.89%
AptarGroup, Inc.	528	44,146	0.72%
Ball Corp.	1,098	43,909	0.72%
Dow Chemical Co.	735	48,988	0.80%
Louisiana-Pacific Corp. (a)	1,887	48,081	0.79%
Steel Dynamics, Inc.	1,311	45,164	0.74%
United States Steel Corp.	1,819	48,404	0.79%
Vulcan Materials Co.	344	41,713	0.69%
Watsco, Inc.	265	39,050	0.64%
		359,455	5.89%

Producer Durables – 9.67%
3M Co.	235	48,015	0.79%
A.O. Smith Corp.	767	42,714	0.70%
Allegion PLC (b)	586	46,124	0.76%
Arconic, Inc.	1,828	46,559	0.76%
Caterpillar, Inc.	411	48,288	0.79%
Curtiss-Wright Corp.	432	41,826	0.69%
Emerson Electric Co.	693	40,915	0.67%
HD Supply Holdings, Inc. (a)	1,430	47,619	0.78%
Huntington Ingalls
Industries, Inc.	204	43,648	0.71%
Macquarie Infrastructure Corp.	594	44,241	0.72%
Southwest Airlines Co.	890	46,405	0.76%
United Parcel Service,
Inc. – Class B	405	46,316	0.76%
Waste Management, Inc.	620	47,808	0.78%
		590,478	9.67%

Technology – 8.79%
EchoStar Corp. – Class A (a)	520	31,356	0.51%
Fortinet, Inc. (a)	1,075	41,065	0.67%
Manhattan Associates, Inc. (a)	928	39,022	0.64%
Maxim Integrated Products, Inc.	641	29,909	0.49%
Monolithic Power Systems, Inc.	471	47,722	0.78%
Palo Alto Networks, Inc. (a)	334	44,319	0.73%
Proofpoint, Inc. (a)	532	48,816	0.80%
PTC, Inc. (a)	802	44,912	0.74%
Texas Instruments, Inc.	568	47,042	0.77%

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Schedule of Securities Sold Short (Continued)
August 31, 2017 (Unaudited)

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 51.52% (Continued)
Technology – 8.79% (Continued)
Twitter, Inc. (a)	2,434	$41,159	0.67%
Ultimate Software
Group, Inc. (a)	182	36,564	0.60%
ViaSat, Inc. (a)	730	46,435	0.76%
Yelp, Inc. (a)	903	38,468	0.63%
		536,789	8.79%

Utilities – 0.77%
U.S. Cellular Corp. (a)	1,217	47,074	0.77%
Total Common Stocks
(Proceeds $3,126,065)		3,145,268	51.52%

REITs – 4.84%
Financial Services – 4.84%
AvalonBay Communities, Inc.	197	36,983	0.61%
Equity Residential	556	37,335	0.61%
Essex Property Trust, Inc.	119	31,650	0.52%
Hudson Pacific Properties, Inc.	1,077	35,541	0.58%
Macerich Co.	795	41,952	0.69%
Prologis, Inc.	540	34,214	0.56%
Taubman Centers, Inc.	782	40,852	0.67%
Vornado Realty Trust	491	36,575	0.60%
Total REITs
(Proceeds $303,865)		295,102	4.84%

TOTAL SECURITIES
SOLD SHORT
(Proceeds $3,429,930) – 56.36%		$3,440,370	56.36%

Percentages are stated as a percent of net assets.

As of August 31, 2017 securities and cash collateral of $4,556,463 has been pledged in connection with open short securities.

REIT	Real Estate Investment Trust
PLC	Public Limited Company
(a)	Non-Income Producing Security.
(b)	Foreign Issued Security.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Portfolio Allocation
August 31, 2017 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of August 31, 2017.

Pzena Small Cap Value Fund
Schedule of Investments
August 31, 2017 (Unaudited)

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 96.45%
Consumer Discretionary – 3.58%
Avis Budget Group, Inc. (a)	7,889	$285,819	2.29%
Stoneridge, Inc. (a)	9,722	160,996	1.29%
		446,815	3.58%

Consumer Staples – 1.96%
Universal Corp.	4,278	244,702	1.96%

Energy – 3.80%
Murphy Oil Corp.	15,671	355,105	2.84%
Superior Energy
Services, Inc. (a)	14,502	119,496	0.96%
		474,601	3.80%

Financial Services – 26.97%
American Equity Investment
Life Holding Co.	15,338	425,783	3.41%
Argo Group International
Holdings, Ltd. (b)	4,865	292,873	2.35%
Aspen Insurance
Holdings, Ltd. (b)	10,182	460,226	3.69%
Associated Bank-Corp	19,469	426,371	3.42%
First Midwest Bancorp, Inc.	11,646	245,498	1.97%
Genworth Financial, Inc. (a)	12,191	41,815	0.34%
Hanover Insurance Group, Inc.	2,091	205,294	1.64%
Hope Bancorp, Inc.	21,278	343,427	2.75%
Synovus Financial Corp.	6,397	269,442	2.16%
TCF Financial Corp.	14,826	230,248	1.84%
Webster Financial Corp.	7,799	364,057	2.92%
WSFS Financial Corp.	1,349	60,300	0.48%
		3,365,334	26.97%

Health Care – 7.20%
Owens & Minor, Inc.	15,739	439,748	3.52%
Triple-S Management
Corp. – Class B (a) (b)	18,569	458,840	3.68%
		898,588	7.20%

Materials & Processing – 10.99%
Gibraltar Industries, Inc. (a)	13,193	385,895	3.09%
JELD-WEN Holding, Inc. (a)	12,769	389,710	3.12%
Masonite International
Corp. (a) (b)	7,003	443,290	3.56%
Ply Gem Holdings, Inc. (a)	9,810	152,546	1.22%
		1,371,441	10.99%

Producer Durables – 23.63%
Actuant Corp. – Class A	21,130	508,177	4.07%
Chart Industries, Inc. (a)	9,173	309,497	2.48%
Columbus McKinnon Corp.	860	28,406	0.23%
Cubic Corp.	7,714	331,316	2.65%
Essendant, Inc.	28,276	335,353	2.69%
General Cable Corp.	13,183	223,452	1.79%
KBR, Inc.	14,551	236,745	1.90%
Terex Corp.	9,256	356,819	2.86%
TriMas Corp. (a)	21,259	514,467	4.12%
Wesco Aircraft
Holdings, Inc. (a)	12,428	104,395	0.84%
		2,948,627	23.63%

Technology – 18.32%
Anixter International, Inc. (a)	3,841	283,466	2.27%
ARC Document
Solutions, Inc. (a)	31,653	111,735	0.90%
Diebold Nixdorf, Inc.	13,945	285,175	2.28%
Diodes, Inc. (a)	2,311	65,032	0.52%
Insight Enterprises, Inc. (a)	7,405	296,792	2.38%
ON Semiconductor Corp. (a)	19,182	327,629	2.63%
ScanSource, Inc. (a)	10,641	417,659	3.34%
VeriFone Systems, Inc. (a)	18,245	360,704	2.89%
Virtusa Corp. (a)	3,823	138,851	1.11%
		2,287,043	18.32%
Total Common Stocks
(Cost $12,159,343)		12,037,151	96.45%

REITs – 0.84%
Financial Services – 0.84%
DiamondRock Hospitality Co.	9,588	105,372	0.84%
Total REITs
(Cost $103,079)		105,372	0.84%

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Schedule of Investments (Continued)
August 31, 2017 (Unaudited)

			% of
	Shares	Fair Value	Net Assets
SHORT-TERM INVESTMENTS – 3.71%
Money Market Fund – 3.71%
Fidelity Institutional
Money Market Funds –
Government Portfolio –
Class I, 0.89% (c)	463,406	$463,406	3.71%
Total Short-Term Investments
(Cost $463,406)		463,406	3.71%
Total Investments
(Cost $12,725,828) – 101.00%		12,605,929	101.00%
Liabilities in Excess of
Other Assets – (1.00)%		(125,414)	(1.00)%
TOTAL NET ASSETS – 100.00%		$12,480,515	100.00%

Percentages are stated as a percent of net assets.

REIT	Real Estate Investment Trust
(a)	Non-Income Producing Security.
(b)	Foreign Issued Security.
(c)	The rate listed is the fund’s 7-day yield as of August 31, 2017.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Assets and Liabilities
August 31, 2017 (Unaudited)

		PZENA
	PZENA	EMERGING	PZENA	PZENA
	MID CAP	MARKETS	LONG/SHORT	SMALL CAP
	VALUE FUND	VALUE FUND	VALUE FUND	VALUE FUND
ASSETS:
Investments in securities, at value (cost $5,293,341,
$36,151,537, $6,422,213 and $12,725,829, respectively)	$5,762,762	$41,230,585	$6,894,193	$12,605,929
Foreign currency, at value (cost $0, $52,642, $0 and $0 respectively)	—	52,720	—	—
Deposits for short sales	—	—	3,248,994	—
Receivables
Securities sold	47,502	—	299,704	—
Due from Advisor (Note 4)	13,365	—	19,934	5,777
Prepaid expenses	12,796	13,489	11,915	21,000
Dividends and interest	7,856	200,873	19,292	11,642
Fund shares sold	3,501	26,315	1,478	34,901
Dividend tax reclaim	—	7,329	—	—
Total assets	5,847,782	41,531,311	10,495,510	12,679,249
LIABILITIES:
Short securities, at value (proceeds received
$0, $0, $3,429,930 and $0, respectively)	—	—	3,440,370	—
Payables
Margin	—	—	653,402	—
Securities purchased	30,173	197,945	222,915	147,170
Fund shares redeemed	—	—	3,601	—
Administration and fund accounting fees	14,224	16,769	15,437	14,265
Audit fees	10,586	10,586	10,586	10,586
Transfer agent fees and expenses	5,711	7,045	5,783	6,959
12b-1 fees	2,992	3,964	2,064	5,363
Miscellaneous	2,767	2,545	3,611	2,442
Shareholder reporting	1,706	3,082	3,222	4,666
Chief Compliance Officer fee	1,538	1,538	1,538	1,538
Custody fees	1,032	4,454	23,095	1,055
Legal fees	147	2,119	1,834	3,569
Shareholder servicing fees	76	276	37	297
Registration	10	—	—	—
Advisory fees	—	18,777	—	—
Trustee fees	—	213	—	824
Currency	—	53	—	—
Dividends payable	—	—	3,347	—
Total liabilities	70,962	269,366	4,390,842	198,734
NET ASSETS	$5,776,820	$41,261,945	$6,104,668	$12,480,515
NET ASSETS CONSIST OF:
Capital Stock	$5,161,892	$36,954,234	$5,875,177	$11,850,825
Accumulated net investment income/(loss)	14,786	533,905	(2,724)	(6,526)
Accumulated net realized gain/(loss) from investments and foreign currency	130,721	(1,305,836)	(229,325)	756,116
Unrealized net appreciation/(depreciation) on:
Investments	469,421	5,079,048	471,980	(119,900)
Foreign currency related transactions	—	594	—	—
Securities sold short	—	—	(10,440)	—
Total net assets	$5,776,820	$41,261,945	$6,104,668	$12,480,515
CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class:
Net assets	$2,964,772	$6,951,091	$2,127,354	$4,972,895
Shares outstanding (unlimited number of shares, no par value)	248,239	637,646	209,330	440,527
Net asset value, offering and redemption price per share(1)	$11.94	$10.90	$10.16	$11.29
Institutional Class:
Net assets	$2,812,048	$34,310,854	$3,977,314	$7,507,620
Shares outstanding (unlimited number of shares, no par value)	234,909	3,146,387	387,599	662,173
Net asset value, offering and redemption price per share(1)	$11.97	$10.90	$10.26	$11.34

(1)
A redemption fee of 1.00% is assessed against shares redeemed within 30 days of purchase for the Mid Cap Value Fund and Small Cap Value Fund and 60 days for the Emerging Markets Value Fund and Long/Short Value Fund.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Operations
For the period ended August 31, 2017 (Unaudited)

		PZENA
	PZENA	EMERGING	PZENA	PZENA
	MID CAP	MARKETS	LONG/SHORT	SMALL CAP
	VALUE FUND	VALUE FUND	VALUE FUND	VALUE FUND
INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld and issuance
fees of $153, $70,597, $52 and $0, respectively)	$46,443	$755,736	$72,804	$71,955
Interest income	714	6,076	1,142	1,607
Total investment income	47,157	761,812	73,946	73,562

EXPENSES:
Administration and accounting fees (Note 4)	42,561	46,961	46,104	42,579
Investment advisory fees (Note 4)	22,867	163,667	43,947	57,005
Transfer agent fees and expenses (Note 4)	17,087	17,641	17,102	18,382
Federal and state registration fees	16,112	17,152	15,087	18,199
Audit fees	10,586	10,586	10,586	10,586
Trustee fees and expenses	5,276	4,494	4,654	4,307
Chief Compliance Officer fees and expenses (Note 4)	4,537	4,537	4,538	4,537
Other expenses	3,653	5,483	3,919	3,547
Distribution fees – Investor Class (Note 5)	3,574	4,550	2,326	6,521
Custody fees (Note 4)	2,928	24,926	66,631	3,113
Legal fees	2,820	1,640	2,130	1,396
Reports to shareholders	1,899	3,273	1,709	2,173
Insurance expense	791	718	811	434
Shareholder servicing fees – Investor Class (Note 6)	5	596	—	1,561
Broker interest	—	—	5,924	—
Total expenses before dividend expense on
securities sold short and interest expense	134,696	306,224	225,468	174,340
Dividend and interest expense on securities sold short	—	—	14,910	—
Total expenses before reimbursement from Advisor	134,696	306,224	240,378	174,340
Expense reimbursement from Advisor (Note 4)	(102,534)	(96,495)	(166,208)	(94,252)
Net expenses	32,162	209,729	74,170	80,088
NET INVESTMENT INCOME/(LOSS)	14,995	552,083	(224)	(6,526)

REALIZED AND UNREALIZED GAINS/(LOSSES):
Net realized gain/(loss) on:
Investments	98,235	79,267	185,946	706,781
Securities sold short	—	—	(270,745)	—
Net change in unrealized appreciation/(depreciation) on:
Investments	(260,467)	3,950,580	(200,358)	(1,502,898)
Securities sold short	—	—	88,133	—
Net gain/(loss) on investments	(162,232)	4,029,847	(197,024)	(796,117)

NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(147,237)	$4,581,930	$(197,248)	$(802,643)

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	August 31, 2017	February 28,
	(Unaudited)	2017
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$14,995	$24,130
Net realized gain on investments	98,235	59,757
Change in unrealized appreciation/(depreciation) on investments	(260,467)	1,087,147
Net increase/(decrease) in net assets resulting from operations	(147,237)	1,171,034

DISTRIBUTIONS:
Net investment income – Investor Class	—	(9,808)
Net investment income – Institutional Class	—	(18,524)
Net decrease in net assets resulting from distributions paid	—	(28,332)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	440,157	1,650,732
Proceeds from shares subscribed – Institutional Class	158,783	552,876
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	—	9,776
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	—	18,524
Payments for shares redeemed – Investor Class	(138,027)	(450,970)
Payments for shares redeemed – Institutional Class	(34,583)	(7,664)
Net increase in net assets derived from capital share transactions	426,330	1,773,274

TOTAL INCREASE IN NET ASSETS	279,093	2,915,976

NET ASSETS:
Beginning of period	5,497,727	2,581,751
End of period	$5,776,820	$5,497,727

Accumulated net investment income/(loss), end of period	$14,786	$(209)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	36,064	140,011
Shares sold – Institutional Class	13,103	48,143
Shares issued in reinvestments of dividends and distributions – Investor Class	—	821
Shares issued in reinvestments of dividends and distributions – Institutional Class	—	1,555
Shares redeemed – Investor Class	(11,425)	(38,323)
Shares redeemed – Institutional Class	(2,846)	(742)
Net increase in shares outstanding	34,896	151,465

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	August 31, 2017	February 28,
	(Unaudited)	2017
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$552,083	$160,683
Net realized gain/(loss) on investments	79,267	(795,022)
Change in unrealized appreciation on investments	3,950,580	5,344,045
Net increase in net assets resulting from operations	4,581,930	4,709,706

DISTRIBUTIONS:
Net investment income – Investor Class	—	(7,718)
Net investment income – Institutional Class	—	(130,585)
Net decrease in net assets resulting from distributions paid	—	(138,303)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	4,613,077	1,593,027
Proceeds from shares subscribed – Institutional Class	8,439,398	7,206,057
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	—	7,705
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	—	110,494
Payments for shares redeemed – Investor Class	(876,664)	(61,907)
Payments for shares redeemed – Institutional Class	(29,937)	(5,067)
Net increase in net assets derived from capital share transactions	12,145,874	8,850,309

TOTAL INCREASE IN NET ASSETS	16,727,804	13,421,712

NET ASSETS:
Beginning of period	24,534,141	11,112,429
End of period	$41,261,945	$24,534,141

Accumulated net investment income/(loss), end of period	$533,905	$(18,178)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	441,690	172,159
Shares sold – Institutional Class	846,523	761,841
Shares issued in reinvestments of dividends and distributions – Investor Class	—	872
Shares issued in reinvestments of dividends and distributions – Institutional Class	—	12,514
Shares redeemed – Investor Class	(90,499)	(6,841)
Shares redeemed – Institutional Class	(2,826)	(590)
Net increase in shares outstanding	1,194,888	939,955

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	August 31, 2017	February 28,
	(Unaudited)	2017
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment loss	$(224)	$(8,034)
Net realized loss on investments	(84,799)	(69,065)
Net change in unrealized appreciation/(depreciation) on investments	(112,225)	862,679
Net increase/(decrease) in net assets resulting from operations	(197,248)	785,580

FROM DISTRIBUTIONS:
Net realized gain on investments – Investor Class	—	(10,155)
Net realized gain on investments – Institutional Class	—	(32,826)
Net decrease in net assets resulting from distributions paid	—	(42,981)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	979,138	127,970
Proceeds from shares subscribed – Institutional Class	108,044	181,292
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	—	10,140
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	—	32,826
Payments for shares redeemed – Investor Class	(29,392)	(39,094)
Payments for shares redeemed – Institutional Class	(11)	(8,787)
Net increase in net assets derived from capital share transactions	1,057,779	304,347

TOTAL INCREASE IN NET ASSETS	860,531	1,046,946

NET ASSETS:
Beginning of period	5,244,137	4,197,191
End of period	$6,104,668	$5,244,137

Accumulated net investment loss, end of period	$(2,724)	$(2,500)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	94,857	13,112
Shares sold – Institutional Class	10,378	18,093
Shares issued in reinvestments of dividends and distributions – Investor Class	—	979
Shares issued in reinvestments of dividends and distributions – Institutional Class	—	3,144
Shares redeemed – Investor Class	(2,849)	(4,175)
Shares redeemed – Institutional Class	(1)	(872)
Net increase in shares outstanding	102,385	30,281

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Statements of Changes in Net Assets

		For the
		Period Ended
		April 27, 2016*
	Six Months Ended	through
	August 31, 2017	February 28,
	(Unaudited)	2017
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment loss	$(6,526)	$(14,530)
Net realized gain on investments	706,781	72,697
Net change in unrealized appreciation/(depreciation) on investments	(1,502,898)	1,382,998
Net increase/(decrease) in net assets resulting from operations	(802,643)	1,441,165

DISTRIBUTIONS:
Net realized gain on investments – Investor Class	—	(5,780)
Net realized gain on investments – Institutional Class	—	(3,052)
Net decrease in net assets resulting from distributions paid	—	(8,832)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	305,329	4,921,110
Proceeds from shares subscribed – Institutional Class	3,535,266	8,953,387
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	—	5,781
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	—	1,663
Payments for shares redeemed – Investor Class	(736,171)	(293,783)
Payments for shares redeemed – Institutional Class	(4,645,492)	(196,265)
Net increase/(decrease) in net assets derived from capital share transactions	(1,541,068)	13,391,893

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(2,343,711)	14,824,226

NET ASSETS:
Beginning of period	14,824,226	—
End of period	$12,480,515	$14,824,226

Accumulated net investment loss, end of period	$(6,526)	$—

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	26,132	503,183
Shares sold – Institutional Class	308,231	776,104
Shares issued in reinvestments of dividends and distributions – Investor Class	—	481
Shares issued in reinvestments of dividends and distributions – Institutional Class	—	138
Shares redeemed – Investor Class	(63,028)	(26,241)
Shares redeemed – Institutional Class	(405,863)	(16,437)
Net increase/(decrease) in shares outstanding	(134,528)	1,237,228

*  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Statement of Cash Flows

For the Six
Months Ended
August 31, 2017
(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(197,248)
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investments	(2,193,572)
Purchases to cover securities sold short	3,398,540
Proceeds from sales of long-term investments	1,258,185
Proceeds from securities sold short	(2,886,877)
Purchases of short-term investments, net	(30,254)
Net realized gain on investments	(185,946)
Net realized loss on short transactions	270,745
Change in unrealized depreciation on investments	200,358
Change in unrealized appreciation on short transactions	(88,133)
(Increases)/Decreases in operating assets:
Increase in dividends and interest receivable	(8,270)
Increase in deposits at broker for short sales	(477,161)
Increase in receivable for investment securities sold	(299,704)
Decrease in receivable from Advisor	3,023
Decrease in prepaid expenses and other assets	2,792
Increases/(Decreases) in operating liabilities:
Increase in payable for investment securities purchased	222,915
Increase in dividends payable on short positions	2,053
Decrease in payable to broker	(65,286)
Decrease in payable to Trustees	(239)
Increase in other accrued expenses	4,611
Net cash used in operating activities	(1,069,468)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	1,095,270
Payment on shares redeemed	(25,802)
Net cash provided by financing activities	1,069,468

Net change in cash	—

CASH:
Beginning balance	—
Ending balance	$—

SUPPLEMENTAL DISCLOSURES:
Cash paid for interest	$—
Non-cash financing activities – distributions reinvested	—
Non-cash financing activities – decrease in receivable for Fund shares sold	(8,088)
Non-cash financing activities – increase in payable for Fund shares redeemed	3,601

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period
					For the Period
	Six Months Ended		Year Ended	Year Ended	March 31, 2014(1)
	August 31, 2017		February 28,	February 29,	through
	(Unaudited)		2017	2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$12.26		$8.70	$10.51	$10.00

Income from investment operations:
Net investment income	0.02		0.05	0.07	—
Net realized and unrealized gain/(loss) on investments	(0.34)		3.58	(1.55)	0.81
Total from investment operations	(0.32)		3.63	(1.48)	0.81

Less distributions:
Dividends from net investment income	—		(0.07)	(0.05)	(0.01)
Dividends from net realized gain on investments	—		—	(0.28)	(0.29)
Total distributions	—		(0.07)	(0.33)	(0.30)

Redemption fees retained	0.00	(5)	—	—	—

Net asset value, end of period	$11.94		$12.26	$8.70	$10.51

TOTAL RETURN	-2.61	%(2)	41.73%	-14.44%	8.36	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$2,965		$2,741	$1,053	$1,148
Ratio of expenses to average net assets:
Before expense reimbursement	4.84	%(3)	6.90%	8.51%	11.32	%(3)
After expense reimbursement	1.25	%(3)	1.35%	1.17%	1.35	%(3)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(3.19	)%(3)	(5.02)%	(6.64)%	(9.94	)%(3)
After expense reimbursement	0.40	%(3)	0.53%	0.70%	0.03	%(3)
Portfolio turnover rate(4)	9	%(2)	26%	43%	22	%(2)

(1)	Commencement of operations.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.
(5)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period
					For the Period
	Six Months Ended		Year Ended	Year Ended	March 31, 2014(1)
	August 31, 2017		February 28,	February 29,	through
	(Unaudited)		2017	2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$12.27		$8.70	$10.52	$10.00

Income from investment operations:
Net investment income	0.04		0.09	0.08	0.03
Net realized and unrealized gain/(loss) on investments	(0.34)		3.58	(1.55)	0.81
Total from investment operations	(0.30)		3.67	(1.47)	0.84

Less distributions:
Dividends from net investment income	—		(0.10)	(0.07)	(0.03)
Dividends from net realized gain on investments	—		—	(0.28)	(0.29)
Total distributions	—		(0.10)	(0.35)	(0.32)

Net asset value, end of period	$11.97		$12.27	$8.70	$10.52

TOTAL RETURN	-2.44	%(2)	42.21%	-14.31%	8.73	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$2,812		$2,757	$1,528	$1,407
Ratio of expenses to average net assets:
Before expense reimbursement	4.59	%(3)	6.64%	8.25%	10.94	%(3)
After expense reimbursement	1.00	%(3)	1.00%	1.00%	1.00	%(3)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(2.94	)%(3)	(4.75)%	(6.39)%	(9.56	)%(3)
After expense reimbursement	0.65	%(3)	0.89%	0.86%	0.38	%(3)
Portfolio turnover rate(4)	9	%(2)	26%	43%	22	%(2)

(1)	Commencement of operations.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period
					For the Period
	Six Months Ended		Year Ended	Year Ended	March 31, 2014(1)
	August 31, 2017		February 28,	February 29,	through
	(Unaudited)		2017	2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$9.47		$6.74	$9.04	$10.00

Income from investment operations:
Net investment income	0.09		0.03	0.13	0.06
Net realized and unrealized gain/(loss) on investments	1.34		2.76	(2.29)	(0.99)
Total from investment operations	1.43		2.79	(2.16)	(0.93)

Less distributions:
Dividends from net investment income	—		(0.06)	(0.14)	(0.01)
Dividends from net realized gain on investments	—		—	—	(0.02)
Total distributions	—		(0.06)	(0.14)	(0.03)

Redemption fees retained	0.00	(5)	0.00 (5)	—	—

Net asset value, end of period	$10.90		$9.47	$6.74	$9.04

TOTAL RETURN	14.98	%(2)	41.63%	-24.02%	-9.28	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$6,951		$2,713	$811	$1,186
Ratio of expenses to average net assets:
Before expense reimbursement	2.10	%(3)	3.19%	3.26%	7.95	%(3)
After expense reimbursement	1.54	%(3)	1.60%	1.55%	1.75	%(3)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	2.83	%(3)	(0.91)%	(0.36)%	(5.50	)%(3)
After expense reimbursement	3.39	%(3)	0.68%	1.35%	0.70	%(3)
Portfolio turnover rate(4)	5	%(2)	29%	22%	13	%(2)

(1)	Commencement of operations.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.
(5)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period
					For the Period
	Six Months Ended		Year Ended	Year Ended	March 31, 2014(1)
	August 31, 2017		February 28,	February 29,	through
	(Unaudited)		2017	2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$9.48		$6.74	$9.04	$10.00

Income from investment operations:
Net investment income	0.16		0.10	0.13	0.03
Net realized and unrealized gain/(loss) on investments	1.26		2.72	(2.27)	(0.93)
Total from investment operations	1.42		2.82	(2.14)	(0.90)

Less distributions:
Dividends from net investment income	—		(0.08)	(0.16)	(0.04)
Dividends from net realized gain on investments	—		—	—	(0.02)
Total distributions	—		(0.08)	(0.16)	(0.06)

Net asset value, end of period	$10.90		$9.48	$6.74	$9.04

TOTAL RETURN	15.08	%(2)	42.01%	-23.78%	-9.06	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$34,311		$21,821	$10,302	$15,092
Ratio of expenses to average net assets:
Before expense reimbursement	1.84	%(3)	2.88%	3.02%	4.48	%(3)
After expense reimbursement	1.25	%(3)	1.25%	1.40%	1.40	%(3)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	2.78	%(3)	(0.45)%	(0.15)%	(2.79	)%(3)
After expense reimbursement	3.37	%(3)	1.18%	1.47%	0.29	%(3)
Portfolio turnover rate(4)	5	%(2)	29%	22%	13	%(2)

(1)	Commencement of operations.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period
					For the Period
	Six Months Ended		Year Ended	Year Ended	March 31, 2014(1)
	August 31, 2017		February 28,	February 29,	through
	(Unaudited)		2017	2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$10.54		$9.01	$9.32	$10.00

Income from investment operations:
Net investment income/(loss)	0.03		(0.04)	(0.05)	(0.10)
Net realized and unrealized gain/(loss) on investments	(0.41)		1.66	(0.26)	(0.07)
Total from investment operations	(0.38)		1.62	(0.31)	(0.17)

Less distributions:
Dividends from net realized gain on investments	—		(0.09)	—	(0.51)
Total distributions	—		(0.09)	—	(0.51)

Net asset value, end of period	$10.16		$10.54	$9.01	$9.32

TOTAL RETURN	-3.61	%(2)	18.00%	-3.33%	-1.70	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$2,127		$1,236	$967	$995
Ratio of expenses to average net assets:
Before expense reimbursement	8.33	%(3)	9.63%	10.64%	14.15	%(3)
After expense reimbursement	2.72	%(3)	2.88%	2.97%	3.12	%(3)
Ratio of Expenses excluding dividend and interest
expense on short positions to average net assets:
Before expense reimbursement and/or waivers	7.82	%(3)	8.85%	9.58%	13.13	%(3)
After expense reimbursements and/or waivers	2.21	%(3)	2.10%	1.91%	2.10	%(3)
Ratio of net investment loss to average net assets:(5)
Before expense reimbursement	(5.73	)%(3)	(7.19)%	(8.27)%	(12.20	)%(3)
After expense reimbursement	(0.12	)%(3)	(0.44)%	(0.60)%	(1.17	)%(3)
Portfolio turnover rate(4)	20	%(2)	59%	51%	148	%(2)

(1)	Commencement of operations.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.
(5)	The net investment loss ratios include dividend and interest expense on short positions.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period
					For the Period
	Six Months Ended		Year Ended	Year Ended	March 31, 2014(1)
	August 31, 2017		February 28,	February 29,	through
	(Unaudited)		2017	2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$10.63		$9.05	$9.35	$10.00

Income from investment operations:
Net investment income/(loss)	0.00	(6)	(0.01)	(0.04)	(0.04)
Net realized and unrealized gain/(loss) on investments	(0.37)		1.68	(0.26)	(0.10)
Total from investment operations	(0.37)		1.67	(0.30)	(0.14)

Less distributions:
Dividends from net realized gain on investments	—		(0.09)	—	(0.51)
Total distributions	—		(0.09)	—	(0.51)

Net asset value, end of period	$10.26		$10.63	$9.05	$9.35

TOTAL RETURN	-3.48	%(2)	18.48%	-3.21%	-1.39	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$3,977		$4,088	$3,230	$3,077
Ratio of expenses to average net assets:
Before expense reimbursement	8.16	%(3)	9.28%	10.39%	13.32	%(3)
After expense reimbursement	2.46	%(3)	2.53%	2.81%	2.79	%(3)
Ratio of Expenses excluding dividend and interest
expense on short positions to average net assets:
Before expense reimbursement and/or waivers	7.65	%(3)	8.50%	9.33%	12.28	%(3)
After expense reimbursements and/or waivers	1.95	%(3)	1.75%	1.75%	1.75	%(3)
Ratio of net investment income/(loss) to average net assets:(5)
Before expense reimbursement	(5.66	)%(3)	(6.84)%	(8.02)%	(11.27	)%(3)
After expense reimbursement	0.04	%(3)	(0.09)%	(0.44)%	(0.74	)%(3)
Portfolio turnover rate(4)	20	%(2)	59%	51%	148	%(2)

(1)	Commencement of operations.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.
(5)	The net investment loss ratios include dividend and interest expense on short positions.
(6)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period
			For the Period
	Six Months Ended		April 27, 2016(1)
	August 31, 2017		through
	(Unaudited)		February 28, 2017
PER SHARE DATA:
Net asset value, beginning of period	$11.96		$10.00

Income from investment operations:
Net investment income/(loss)	0.02		(0.03)
Net realized and unrealized gain/(loss) on investments	(0.69)		2.00
Total from investment operations	(0.67)		1.97

Less distributions:
Dividends from net realized gain on investments	—		(0.01)
Total distributions	—		(0.01)

Redemption fees retained	—		0.00	(5)

Net asset value, end of period	$11.29		$11.96

TOTAL RETURN	-5.60	%(2)	19.72	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$4,973		$5,711
Ratio of expenses to average net assets:
Before expense reimbursement	3.10	%(3)	4.96	%(3)
After expense reimbursement	1.51	%(3)	1.55	%(3)
Ratio of net investment loss to average net assets:
Before expense reimbursement	(1.22	)%(3)	(3.79	)%(3)
After expense reimbursement	(0.37	)%(3)	(0.38	)%(3)
Portfolio turnover rate(4)	30	%(2)	13	%(2)

(1)	Commencement of operations.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.
(5)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period
			For the Period
	Six Months Ended		April 27, 2016(1)
	August 31, 2017		through
	(Unaudited)		February 28, 2017
PER SHARE DATA:
Net asset value, beginning of period	$11.99		$10.00

Income from investment operations:
Net investment loss	(0.02)		(0.00	)(5)
Net realized and unrealized gain/(loss) on investments	(0.63)		2.00
Total from investment operations	(0.65)		2.00

Less distributions:
Dividends from net investment income	—		(0.01)
Total distributions	—		(0.01)

Redemption fees retained(5)	0.00		0.00

Net asset value, end of period	$11.34		$11.99

TOTAL RETURN	-5.42	%(2)	20.02	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$7,508		$9,114
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	2.75	%(3)	4.31	%(3)
After fee waivers and expense reimbursement	1.20	%(3)	1.20	%(3)
Ratio of net investment loss to average net assets:
Before fee waivers and expense reimbursement	(2.03	)%(3)	(3.20	)%(3)
After fee waivers and expense reimbursement	(0.48	)%(3)	(0.09	)%(3)
Portfolio turnover rate(4)	30	%(2)	13	%(2)

(1)	Commencement of operations.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.
(5)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Notes to Financial Statements
August 31, 2017 (Unaudited)

NOTE 1 – ORGANIZATION

The Pzena Mid Cap Value Fund (the “Mid Cap Value Fund”), Pzena Emerging Markets Value Fund (the “Emerging Markets Value Fund”), Pzena Long/Short Value Fund (the “Long/Short Value Fund”), and the Pzena Small Cap Value Fund (the “Small Cap Value Fund”), (collectively, the “Funds”) are each a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The primary investment objective for each Fund is to achieve long-term capital appreciation.  Currently, each Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective distribution expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.  The Mid Cap Value Fund, Emerging Markets Value Fund, and the Long/Short Value Fund commenced operations on March 31, 2014, while the Small Cap Value commenced operations on April 27, 2016.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – It is the policy of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.  Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The tax returns of the Funds’ prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Security Transactions, Dividends and Distributions – Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  The Funds will make distributions of dividends and capital gains, if any, at least annually, typically in December.  The Funds may make any additional payment of dividends or distributions if they deem it desirable at any other time during the year.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Funds’ shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Funds are charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to the Funds are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allowed among the Funds in the Trust based on a fund’s respective net assets, or by other equitable means.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2017 (Unaudited)

Redemption Fees – The Funds charge a 1% redemption fee to shareholders who redeem shares held for 30 days or less for the Mid Cap Value Fund and the Small Cap Value Fund and 60 days for the Emerging Markets Value Fund and the Long/Short Value Fund.  Such fees are retained by the applicable Fund and accounted for as an addition to paid-in capital.  During the six-month period ended August 31, 2017, the Funds retained the following amounts in redemption fees:

Redemption Fees
Mid Cap Value Fund
Investor Class	$2
Emerging Markets Value Fund
Investor Class	2,896
Small Cap Value Fund
Institutional Class	11

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

REITs – The Funds can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  Each Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of each Fund’s distributions may also be designated as a return of capital.

Leverage and Short Sales – The Long/Short Value Fund may use leverage in connection with its investment activities and may effect short sales of securities.  Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.  A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.  With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short.  In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).  The Fund may be required to add to the segregated account as the market price of a shorted security increases.  As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.  The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short.  Such dividends and interest are recorded as an expense to the Fund.

Derivatives – The Funds have adopted the financial account reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”).  The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s result of operations and financial position.  During the six-month period ended August 31, 2017 the Funds did not hold any derivative instruments.

Events Subsequent to the Period End – In preparing the financial statements as of August 31, 2017, management considered the impact of subsequent events for the potential recognition or disclosure in these financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2017 (Unaudited)

used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available. Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00pm EST).

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Participatory Notes – Participatory notes are valued with an evaluated price provided by an independent pricing service.  These securities will generally be classified in level 2 of the fair value hierarchy.

Debt Securities – Debt securities, such as corporate bonds, asset backed securities, mortgage backed securities, municipal bonds, U.S. Treasuries and U.S. government agency issues are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  Debt securities having a maturity of 60 days or less are valued at the evaluated mean between the bid and asked price.  These securities will generally be classified in level 2 of the fair value hierarchy.

Investment Companies – Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities – Short-term securities having a maturity of less than 60 days are valued at the evaluated mean between bid and asked price.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds.  Illiquid securities may be valued under methods approved by the Funds’ Board of Trustees as reflecting fair value.  The Funds intend to hold no more than 15% of its net assets in illiquid securities.

Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Funds’ Board of Trustees as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144a securities, are not subject to the limitation on the Funds’ investment in illiquid securities if they are determined to be liquid in accordance with the procedures adopted by the Funds’ Board of Trustees.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (“Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share.

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2017 (Unaudited)

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust that comprises representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ securities as of August 31, 2017.

Pzena Mid Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$641,453	$—	$—	$641,453
Energy	386,059	—	—	386,059
Financial Services	1,975,728	—	—	1,975,728
Health Care	380,735	—	—	380,735
Materials & Processing	149,029	—	—	149,029
Producer Durables	875,346	—	—	875,346
Technology	855,802	—	—	855,802
Utilities	166,374	—	—	166,374
Total Common Stocks	5,430,526	—	—	5,430,526
REITs	147,630	—	—	147,630
Short-Term Investments	184,606	—	—	184,606
Total Investments in Securities	$5,762,762	$—	$—	$5,762,762

Pzena Emerging Markets Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$2,386,194	$—	$—	$2,386,194
Cayman Islands	942,987	—	—	942,987
China	5,546,491	—	—	5,546,491
Greece	396,600	—	—	396,600
Hong Kong	2,848,069	—	—	2,848,069
Hungary	833,665	—	—	833,665
India	2,118,026	—	—	2,118,026
Indonesia	205,794	—	—	205,794
Malaysia	592,155	—	—	592,155
Poland	509,337	—	—	509,337
Republic of Korea	7,816,773	—	—	7,816,773
Russian Federation	3,219,236	—	—	3,219,236
Singapore	722,298	—	—	722,298
South Africa	1,210,961	—	—	1,210,961
Taiwan	3,482,258	—	—	3,482,258
Thailand	1,022,932	—	—	1,022,932
Turkey	842,059	—	—	842,059
United Arab Emirates	543,979	—	—	543,979
United Kingdom	2,395,834	—	—	2,395,834
United States	1,722,516	—	—	1,722,516
Total Common Stocks	39,358,164	—	—	39,358,164
Short-Term Investments	1,872,421	—	—	1,872,421
Total Investments in Securities	$41,230,585	$—	$—	$41,230,585

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2017 (Unaudited)

Pzena Long/Short Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$791,781	$—	$—	$791,781
Consumer Staples	208,749	—	—	208,749
Energy	485,485	—	—	485,485
Financial Services	2,032,877	—	—	2,032,877
Health Care	1,252,610	—	—	1,252,610
Producer Durables	469,350	—	—	469,350
Technology	921,410	—	—	921,410
Utilities	97,582	—	—	97,582
Total Common Stocks	6,259,844	—	—	6,259,844
REITs	364,227	—	—	364,227
Short-Term Investments	270,122	—	—	270,122
Total Investments in Securities	$6,894,193	$—	$—	$6,894,193

	Level 1	Level 2	Level 3	Total
Securities Sold Short
Common Stock
Consumer Discretionary	$175,254	$—	$—	$175,254
Consumer Staples	88,904	—	—	88,904
Energy	543,740	—	—	543,740
Financial Services	292,455	—	—	292,455
Health Care	511,119	—	—	511,119
Materials & Processing	359,455	—	—	359,455
Producer Durables	590,478	—	—	590,478
Technology	536,789	—	—	536,789
Utilities	47,074	—	—	47,074
Total Common Stocks	3,145,268	—	—	3,145,268
REITs	295,102	—	—	295,102
Total Securities Sold Short	$3,440,370	$—	$—	$3,440,370

Pzena Small Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$446,815	$—	$—	$446,815
Consumer Staples	244,702	—	—	244,702
Energy	474,601	—	—	474,601
Financial Services	3,365,334	—	—	3,365,334
Health Care	898,588	—	—	898,588
Materials & Processing	1,371,441	—	—	1,371,441
Producer Durables	2,948,627	—	—	2,948,627
Technology	2,287,043	—	—	2,287,043
Total Common Stocks	12,037,151	—	—	12,037,151
REITs	105,372	—	—	105,372
Short-Term Investments	463,406	—	—	463,406
Total Investments in Securities	$12,605,929	$—	$—	$12,605,929

Refer to the Funds’ Schedule of Investments for a detailed break-out of holdings by sector classifications.

Transfers between levels are recognized at the end of the reporting period.  The Funds recognized no transfers between levels at August 31, 2017.  There were no level 3 securities held in the Funds during the year ended August 31, 2017.

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2017 (Unaudited)

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with Pzena Investment Management, LLC. (the “Advisor”) pursuant to which the Advisor is responsible for providing investment management services to each Fund.  The Advisor furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a monthly management fee, based upon the average daily net assets of the Funds at the annual rates of:

Mid Cap Value Fund	0.80%
Emerging Markets Value Fund	1.00%
Long/Short Value Fund	1.50%
Small Cap Value Fund	0.95%

For the six-month period ended August 31, 2017, the Funds incurred the following in advisory fees:

Advisory Fees
Mid Cap Value Fund	$22,867
Emerging Markets Value Fund	163,667
Long/Short Value Fund	43,947
Small Cap Value Fund	57,005

The Funds are responsible for their own operating expenses.  For the six-month period ended August 31, 2017, the Advisor has contractually agreed to waive its fees and/or absorb expenses of the Funds to ensure that the net annual operating expenses (excluding Acquired Fund Fees and Expenses, taxes, interest and dividends on securities sold short and extraordinary expenses) do not exceed the following amounts of the average daily net assets for each class of shares:

		Emerging
	Mid Cap	Markets	Long/Short	Small Cap
	Value Fund	Value Fund	Value Fund	Value Fund
Investor Class	1.35%	1.60%	2.10%	1.55%
Institutional Class	1.00%	1.25%	1.75%	1.20%

Any such reduction made by the Advisor in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the six-month period ended August 31, 2017, the Advisor reduced its fees and reduced other operating expenses in the amount of $102,534 for the Mid Cap Value Fund, $96,495 for the Emerging Markets Value Fund, $166,208 for the Long/Short Value Fund, and $94,252 for the Small Cap Value Fund. Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the period of expiration are as follows:

	2018	2019	2020	2021	Total
Mid Cap Value Fund	$195,295	$199,098	$189,357	$102,534	$686,284
Emerging Markets Value Fund	223,175	225,062	230,037	96,495	774,769
Long/Short Value Fund	270,679	315,496	311,724	166,208	1,064,107
Small Cap Value Fund	—	—	179,183	94,252	273,435

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant, Chief Compliance Officer, and transfer agent to the Funds.  U.S. Bank N.A. an affiliate of U.S.  Bancorp Fund

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2017 (Unaudited)

Services, serves as the Funds’ custodian.  For the six-month period ended August 31, 2017, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody and Chief Compliance Officer fees:

		Emerging
	Mid Cap	Markets	Long/Short	Small Cap
	Value Fund	Value Fund	Value Fund	Value Fund
Administration and accounting	$42,561	$46,961	$46,104	$42,579
Custody	2,928	24,926	66,631	3,113
Transfer Agency(a)	16,384	15,614	16,377	17,324
Chief Compliance Officer	4,537	4,537	4,538	4,537

(a) Does not include out-of-pocket expenses

At August 31, 2017, the Funds had payables due to U.S. Bancorp Fund Services, LLC for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

		Emerging
	Mid Cap	Markets	Long/Short	Small Cap
	Value Fund	Value Fund	Value Fund	Value Fund
Administration and accounting	$14,224	$16,769	$15,437	$14,265
Custody	1,032	4,454	23,095	1,055
Transfer Agency(a)	5,500	6,287	5,509	5,641
Chief Compliance Officer	1,538	1,538	1,538	1,538

(a) Does not include out-of-pocket expenses

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are employees of the Administrator.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Investor Class shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the six-month period ended August 31, 2017, the Mid Cap Value Fund, Emerging Markets Value Fund, Long/Short Value Fund, and Small Cap Value Fund incurred distribution expenses on their Investor Class shares of $3,574, $4,550, $2,326, and $6,521, respectively.

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2017 (Unaudited)

NOTE 6 – SHAREHOLDER SERVICING FEE

The Funds have entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services.  As compensation for the provision of shareholder services, the Funds may pay servicing fees at an annual rate of up to 0.10% of the average daily net assets of the Investor Class shares.    Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of each Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the six-month period ended August 31, 2017, the Mid Cap Value Fund, Emerging Markets Value Fund, and Small Cap Value Fund incurred shareholder servicing expenses on their Investor Class shares of $5, $596, and $1,561, respectively.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the six-month period ended August 31, 2017, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Mid Cap Value Fund	$923,587	$496,993
Emerging Markets Value Fund	13,896,739	1,424,950
Long/Short Value Fund	2,193,572	1,257,073
Small Cap Value Fund	3,562,458	5,106,406

There were no purchases or sales of long-term U.S. Government securities.

NOTE 8 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.  The following table reflects shareholders that maintain accounts of more than 25% of the voting securities of a Fund as of August 31, 2017:

	Mid Cap Value Fund
	Investor Class	Institutional Class
Pzena Investment Management, LLC	43%	67%

	Emerging Markets Value Fund
	Investor Class	Institutional Class
LPL Financial	41%	—
Strafe & Co.	—	59%

	Long/Short Value Fund
	Investor Class	Institutional Class
Pzena Investment Management, LLC	51%	71%
Charles Schwab & Co., Inc.	47%	—

	Small Cap Value Fund
	Investor Class	Institutional Class
Charles Schwab & Co., Inc.	74%	—
National Financial Services, LLC	—	29%
Pershing, LLC	—	55%

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2017 (Unaudited)

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of February 28, 2017, the Funds’ most recently completed fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

		Emerging
	Mid Cap	Markets	Long/Short	Small Cap
	Value Fund	Value Fund	Value Fund	Value Fund
Cost of investments(a)	$4,833,752	$24,942,086	$5,339,486	$13,530,778
Gross unrealized appreciation	876,330	2,294,493	943,367	1,843,995
Gross unrealized depreciation	(153,104)	(1,212,094)	(339,889)	(460,997)
Net unrealized appreciation/depreciation	723,226	1,082,399	603,478	1,382,998
Undistributed ordinary income	38,939	—	—	49,335
Total distributable earnings	38,939	—	—	49,335
Other accumulated gains/(losses)	—	(1,356,618)	(176,739)	—
Total accumulated earnings/(losses)	$762,165	$(274,219)	$426,739	$1,432,333

(a)	The difference between the book basis and tax basis net unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales adjustments.

At February 28, 2017, the following Funds had tax basis capital losses to offset future capital gains:

	Capital Loss Carryover	Expires
Emerging Markets Value Fund
Short-Term	$197,028	Indefinite
Long-Term	1,147,424	Indefinite
Long/Short Value Fund
Short-Term	$75,666	Indefinite

The tax character of distributions paid during the six-month period ended August 31, 2017 and for the year ended February 28, 2017 were as follows:

	Six Months Ended	Year Ended
	August 31, 2017	February 28, 2017
Mid Cap Value Fund
Ordinary income	$—	$28,332
Long-Term Capital Gain	—	—

Emerging Markets Value Fund
Ordinary income	—	$138,303

Long/Short Value Fund
Long-Term Capital Gain	—	$42,981

Small Cap Value Fund
Ordinary income	—	$8,832

Ordinary income distributions may include dividends paid from short-term capital gains.

At February 28, 2017, the following Funds deferred, on a tax basis, post-October losses of:

	Post-October	Late Year Ordinary
	Capital Loss	Loss Deferral
Emerging Markets Value Fund	$—	$14,299
Long/Short Value Fund	—	2,500

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2017 (Unaudited)

NOTE 10 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks. The following risks apply to all Funds, unless specifically noted.

• Market Risk. The value of each Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Funds, and you could lose money.

• Equity Risk. The risks that could affect the value of the Funds’ shares and the total return on your investment include the possibility that the equity securities held by the Funds will experience sudden, unpredictable drops in value or long periods of decline in value. Equity securities generally have greater price volatility than fixed income securities.

• Foreign Securities Risk. Foreign securities are subject to special risks. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid than U.S. securities, which could affect the Funds’ investments. Foreign securities may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

• Value Style Investing Risk. The Adviser follows an investing style that favors value investments. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Funds may underperform other funds that use different investing styles.

• Mid Cap Company Risk (Mid Cap Value Fund). A mid cap company may be more vulnerable to adverse business or economic events than stocks of larger companies. These stocks present greater risks than securities of larger, more diversified companies.

• Emerging Markets Risk (Emerging Markets Value Fund). Emerging markets are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries.

• Currency Risk (Emerging Markets Value Fund). Changes in foreign currency exchange rates will affect the value of what the Emerging Markets Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets and the risk is especially high in emerging markets.

• P-Note Risk (Emerging Markets Value Fund). P-Notes are a type of equity-linked derivative which generally are traded over-the-counter. Even though a P-Note is intended to reflect the performance of the underlying equity security, the performance of a P-Note will not replicate exactly the performance of the issuers or markets that the P-Note seeks to replicate due to transaction costs and other expenses. In addition, P-Notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the P-Notes will not fulfill its contractual obligation to complete the transaction with the Fund.

• Short Sales Risk (Long/Short Value Fund). A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Long/Short Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions.

• Portfolio Turnover Risk (Long/Short Value Fund). A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

• Small Cap Company Risk (Small Cap Value Fund). Investing in securities of small cap companies may involve greater risk than investing in larger, more established companies because they can be subject to more abrupt or erratic share price changes. Smaller companies may have limited product lines, or limited market or financial resources and their management may be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity and their prices may be more volatile. These stocks present greater risks than securities of larger, more diversified companies.

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2017 (Unaudited)

NOTE 11 – REPORT OF THE TRUST’S SPECIAL SHAREHOLDER MEETING

A Special Meeting of Shareholders took place on March 3, 2017, to elect one new Trustee to the Board and to ratify the prior appointment of two current Trustees of the Board.

All Trust shareholders of record, in the aggregate across all Funds of the Trust, were entitled to attend or submit proxies.  As of the applicable record date, the Trust had 315,776,916 shares outstanding.  The results of the voting for each proposal were as follows:

Proposal No. 1.      Election of One New Trustee

Nominee	For Votes	Votes Withheld
David G. Mertens	206,896,354	1,556,814

Proposal No. 2.      Ratification of the Prior Appointment of Two Current Trustees of the Board

Current Trustee	For Votes	Votes Withheld
Gail S. Duree	205,321,820	3,131,348
Raymond B. Woolson	206,321,270	2,131,897

Effective March 3, 2017, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	George T. Wofford, Independent Trustee
George J. Rebhan, Independent Trustee	Raymond B. Woolson, Independent Trustee

Effective March 13, 2017, following Mr. Wofford’s resignation, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	Raymond B. Woolson, Independent Trustee
George J. Rebhan, Independent Trustee

NOTE 12 – SUBSEQUENT EVENT

Effective October 12, 2017, the Advisor of the Mid Cap Value Fund has contractually agreed to reduce the Fund’s expense caps for the Investor Class and Institutional Class to 1.25% and 0.90%, respectively.  The expense caps will be in place at least through June 27, 2019.

Pzena Funds
Expense Example
August 31, 2017 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs including sales charges (loads), if applicable; redemption fees, if applicable; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from March 1, 2017 to August 31, 2017.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Pzena Funds
Expense Example (Continued)
August 31, 2017 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
Investor Class	3/1/17	8/31/17	3/1/17 – 8/31/17
Actual
Mid Cap Value Fund	$1,000.00	$973.90	$6.22
Emerging Markets Value Fund	1,000.00	1,149.80	8.34
Long/Short Value Fund	1,000.00	963.90	12.28
Small Cap Value Fund	1,000.00	944.00	7.40

Hypothetical (5% return before expenses)
Mid Cap Value Fund	$1,000.00	$1,018.90	$6.36
Emerging Markets Value Fund	1,000.00	1,017.44	7.83
Long/Short Value Fund	1,000.00	1,012.70	12.58
Small Cap Value Fund	1,000.00	1,017.59	7.68

(1)
The Mid Cap Value Fund, Emerging Markets Value Fund, Long/Short Value Fund, and the Small Cap Value Fund expenses are equal to the expense ratio of 1.25%, 1.54%, 2.48%, and 1.51% respectively, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the six-month period of operation).

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(2)
Institutional Class	3/1/17	8/31/17	3/1/17 – 8/31/17
Actual
Mid Cap Value Fund	$1,000.00	$975.60	$4.98
Emerging Markets Value Fund	1,000.00	1,150.80	6.78
Long/Short Value Fund	1,000.00	965.20	11.19
Small Cap Value Fund	1,000.00	945.80	5.89

Hypothetical (5% return before expenses)
Mid Cap Value Fund	$1,000.00	$1,020.16	$5.09
Emerging Markets Value Fund	1,000.00	1,018.90	6.36
Long/Short Value Fund	1,000.00	1,013.81	11.47
Small Cap Value Fund	1,000.00	1,019.16	6.11

(2)
The Mid Cap Value Fund, Emerging Markets Value Fund, Long/Short Value Fund, and the Small Cap Value Fund expenses are equal to the expense ratio of 1.00%, 1.25%, 2.26%, and 1.20% respectively, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the six-month period of operation).

Pzena Funds
Notice to Shareholders
August 31, 2017 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-844-PZN-1996 (1-844-796-1996) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-844-PZN-1996 (1-844-796-1996). Furthermore, you can obtain a Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-844-PZN-1996 (1-844-796-1996).

Householding

In an effort to decrease costs, the Transfer Agent intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-844-PZN-1996 (1-844-796-1996) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Pzena Funds
Privacy Notice

The Funds collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Advisor
Pzena Investment Management, LLC
320 Park Avenue, 8th Floor
New York, New York 10022

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Custodian
U.S. Bank N. A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a free prospectus, please call 1-844-PZN-1996 (1-844-796-1996).

ZP-SEMI

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)      /s/ Douglas G. Hess
Douglas G. Hess, President

Date    11/3/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/ Douglas G. Hess
Douglas G. Hess, President

Date    11/3/2017

By (Signature and Title)      /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date    11/3/2017